UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 6, 2019

BASSETT FURNITURE INDUSTRIES, INCORPORATED

(Exact name of registrant as specified in its charter)

VIRGINIA	0-209	54-0135270
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3525 FAIRYSTONE PARK HIGHWAY BASSETT, VIRGINIA	24055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 276/629-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company’s 2019 annual meeting of shareholders was held on March 6, 2019. As of the record date for the meeting, the Company had 10,571,506 of common stock outstanding, each of which is entitled to one vote. According to the final voting results, all director nominees were elected.

The voting tabulation was as follows:

Nominee	Votes For	Votes Withheld	Votes Abstain	Broker Non-Vote
John R. Belk	7,994,793	206,545	-	1,189,752
Kristina Cashman	7,983,207	218,131	-	1,189,752
Virginia W. Hamlet	7,995,293	206,045		1,189,752
George W. Henderson, III	7,977,919	223,419	-	1,189,752
J. Walter McDowell	7,999,882	201,456	-	1,189,752
Robert H. Spilman, Jr.	7,942,993	258,345	-	1,189,752
William C. Wampler, Jr.	7,956,252	245,086	-	1,189,752
William C. Warden, Jr.	7,969,382	231,956	-	1,189,752

At the annual meeting, the shareholders also voted on three proposals:

1.	Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm.

The final tabulation was as follows:

Proposal	Votes For	Votes Against	Votes Abstain	Broker Non-Vote

Ratification of Ernst & Young LLP	9,213,569	174,970	2,551	-

2.      To consider and act on an advisory vote regarding the approval of the compensation paid      to certain executive officers.

The final tabulation was as follows:

Proposal	Votes For	Votes Against	Votes Abstain	Broker Non-Vote

Approval of Officer Compensation	8,069,228	68,560	63,550	1,189,752

3.     To consider and act on an advisory vote regarding the frequency of stockholder approval of the compensation paid to certain executive officers.

The final tabulation was as follows:

Proposal	Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Vote

Frequency of Stockholder Approval	7,078,790	24,141	1,062,448	35,958	1,189,753

Consistent with a majority of the advisory votes cast and the recommendation of the Company’s Board of Directors, the Company will hold a shareholder advisory vote on the compensation of the Company’s named executive officers annually until the next vote on the frequency of such advisory votes.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASSETT FURNITURE INDUSTRIES, INCORPORATED

Date: March 8, 2019	By:	/s/ J. Michael Daniel
J. Michael Daniel
Title: Senior Vice President - Chief Financial Officer